Exhibit 99.2

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement

June 30, 2017

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - June 30, 2017

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
CONDENSED CONSOLIDATED BALANCE SHEETS
(Dollars in thousands)
(Unaudited)

	June 30, 2017	December 31, 2016
Assets
Investments:
Fixed maturity securities:
Available for sale, at fair value	$43,893,785	$41,060,494
Held for investment, at amortized cost	76,931	76,825
Mortgage loans on real estate	2,553,391	2,480,956
Derivative instruments	1,086,624	830,519
Other investments	314,421	308,774
Total investments	47,925,152	44,757,568

Cash and cash equivalents	1,574,913	791,266
Coinsurance deposits	4,710,650	4,639,492
Accrued investment income	416,482	397,773
Deferred policy acquisition costs	2,721,596	2,905,377
Deferred sales inducements	2,042,889	2,208,218
Deferred income taxes	64,074	168,578
Income taxes recoverable	952	11,474
Other assets	178,882	173,726
Total assets	$59,635,590	$56,053,472

Liabilities and Stockholders' Equity
Liabilities:
Policy benefit reserves	$53,903,497	$51,637,026
Other policy funds and contract claims	287,381	298,347
Notes and loan payable	888,660	493,755
Subordinated debentures	242,045	241,853
Amounts due under repurchase agreements	61,673	—
Other liabilities	1,600,926	1,090,896
Total liabilities	56,984,182	53,761,877

Stockholders' equity:
Common stock	88,741	88,001
Additional paid-in capital	778,376	770,344
Accumulated other comprehensive income	610,122	339,966
Retained earnings	1,174,169	1,093,284
Total stockholders' equity	2,651,408	2,291,595
Total liabilities and stockholders' equity	$59,635,590	$56,053,472

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - June 30, 2017

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
CONSOLIDATED STATEMENTS OF OPERATIONS
(Dollars in thousands, except per share data)
(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2017	2016	2017	2016
Revenues:
Premiums and other considerations	$7,720	$11,458	$17,122	$18,803
Annuity product charges	48,603	41,124	92,175	77,629
Net investment income	493,489	459,830	979,086	910,656
Change in fair value of derivatives	266,820	39,099	653,353	(34,966)
Net realized gains on investments, excluding other than temporary impairment ("OTTI") losses	3,873	2,737	6,211	5,424
OTTI losses on investments:
Total OTTI losses	—	(762)	—	(6,780)
Portion of OTTI losses recognized from other comprehensive income	(949)	(3,684)	(1,090)	(3,360)
Net OTTI losses recognized in operations	(949)	(4,446)	(1,090)	(10,140)
Loss on extinguishment of debt	(428)	—	(428)	—
Total revenues	819,128	549,802	1,746,429	967,406

Benefits and expenses:
Insurance policy benefits and change in future policy benefits	9,986	13,393	21,861	22,502
Interest sensitive and index product benefits	472,596	111,121	891,735	208,792
Amortization of deferred sales inducements	33,695	30,672	96,020	58,151
Change in fair value of embedded derivatives	174,973	284,303	399,143	550,160
Interest expense on notes and loan payable	8,678	6,882	16,400	13,762
Interest expense on subordinated debentures	3,422	3,206	6,758	6,374
Amortization of deferred policy acquisition costs	49,547	50,665	139,225	100,378
Other operating costs and expenses	25,964	26,823	53,543	53,653
Total benefits and expenses	778,861	527,065	1,624,685	1,013,772
Income (loss) before income taxes	40,267	22,737	121,744	(46,366)
Income tax expense (benefit)	13,321	8,029	40,859	(16,233)
Net income (loss)	$26,946	$14,708	$80,885	$(30,133)

Earnings (loss) per common share	$0.30	$0.18	$0.91	$(0.37)
Earnings (loss) per common share - assuming dilution	$0.30	$0.18	$0.90	$(0.37)

Weighted average common shares outstanding (in thousands):
Earnings (loss) per common share	88,897	82,517	88,773	82,323
Earnings (loss) per common share - assuming dilution	90,112	83,184	90,045	83,073

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - June 30, 2017

Quarterly Summary - Most Recent 5 Quarters (Unaudited)

	Q2 2017	Q1 2017	Q4 2016	Q3 2016	Q2 2016
	(Dollars in thousands, except per share data)
Revenues:
Traditional life insurance premiums	$2,590	$2,790	$2,767	$2,147	$2,398
Life contingent immediate annuity considerations	5,130	6,612	9,466	10,584	9,060
Surrender charges	13,896	13,634	11,196	13,819	11,997
Lifetime income benefit rider fees	34,707	29,938	37,079	33,856	29,127
Net investment income	493,489	485,597	475,633	463,583	459,830
Change in fair value of derivatives	266,820	386,533	95,391	103,794	39,099
Net realized gains on investments, excluding OTTI	3,873	2,338	844	5,256	2,737
Net OTTI losses recognized in operations	(949)	(141)	(9,560)	(2,979)	(4,446)
Loss on extinguishment of debt	(428)	—	—	—	—
Total revenues	819,128	927,301	622,816	630,060	549,802

Benefits and expenses:
Traditional life insurance policy benefits and change in future policy benefits	2,020	2,185	2,026	1,348	2,177
Life contingent immediate annuity benefits and change in future policy benefits	7,966	9,690	12,890	13,717	11,216
Interest sensitive and index product benefits (b)	472,596	419,139	237,737	278,943	111,121
Amortization of deferred sales inducements (c)	33,695	62,325	123,770	69,245	30,672
Change in fair value of embedded derivatives	174,973	224,170	(151,099)	144,404	284,303
Interest expense on notes and loan payable	8,678	7,722	7,599	6,887	6,882
Interest expense on subordinated debentures	3,422	3,336	3,331	3,253	3,206
Amortization of deferred policy acquisition costs (c)	49,547	89,678	175,526	98,108	50,665
Other operating costs and expenses (a)	25,964	27,579	23,445	25,133	26,823
Total benefits and expenses	778,861	845,824	435,225	641,038	527,065
Income (loss) before income taxes	40,267	81,477	187,591	(10,978)	22,737
Income tax expense (benefit)	13,321	27,538	66,795	(3,558)	8,029
Net income (loss) (a)(b)(c)	$26,946	$53,939	$120,796	$(7,420)	$14,708

Earnings (loss) per common share	$0.30	$0.61	$1.37	$(0.09)	$0.18
Earnings (loss) per common share - assuming dilution (a)(b)(c)	$0.30	$0.60	$1.35	$(0.09)	$0.18

Weighted average common shares outstanding (in thousands):
Earnings (loss) per common share	88,897	88,647	88,211	86,262	82,517
Earnings (loss) per common share - assuming dilution	90,112	89,976	89,178	87,044	83,184

(a)
Q3 2016 includes a benefit of $2.8 million based upon developments in the claims process associated with a lawsuit settlement, which after related adjustments to amortization of deferred sales inducements and deferred policy acquisition costs and income taxes, decreased the net loss and loss per common share - assuming dilution by $1.1 million and $0.01 per share, respectively.

(b)
Q3 2016 includes expense from the revision of assumptions used in determining reserves held for living income benefit riders. The impact increased interest sensitive and index product benefits by $42.0 million and increased the net loss and loss per common share - assuming dilution by $27.1 million and $0.31 per share, respectively.

(c)
Q3 2016 includes expense from unlocking which increased amortization of deferred sales inducements and deferred policy acquisition costs by $17.9 million and $22.1 million, respectively, and increased the net loss and loss per common share- assuming dilution by $25.8 million and $0.30 per share, respectively.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - June 30, 2017

NON-GAAP FINANCIAL MEASURES
In addition to net income (loss), we have consistently utilized non-GAAP operating income and non-GAAP operating income per common share - assuming dilution, non-GAAP financial measures commonly used in the life insurance industry, as economic measures to evaluate our financial performance. Non-GAAP operating income equals net income (loss) adjusted to eliminate the impact of items that fluctuate from quarter to quarter in a manner unrelated to core operations, and we believe measures excluding their impact are useful in analyzing operating trends. The most significant adjustments to arrive at non-GAAP operating income eliminate the impact of fair value accounting for our fixed index annuity business and are not economic in nature but rather impact the timing of reported results. We believe the combined presentation and evaluation of non-GAAP operating income together with net income (loss) provides information that may enhance an investor’s understanding of our underlying results and profitability.
Reconciliation from Net Income (Loss) to Non-GAAP Operating Income (Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2017	2016	2017	2016
	(Dollars in thousands, except per share data)
Net income (loss)	$26,946	$14,708	$80,885	$(30,133)
Adjustments to arrive at non-GAAP operating income: (a)
Net realized investment (gains) losses, including OTTI	(1,559)	605	(3,501)	1,760
Change in fair value of derivatives and embedded derivatives - index annuities	57,571	53,129	68,548	150,678
Change in fair value of derivatives and embedded derivatives - debt	465	768	218	3,532
Income taxes	(19,741)	(19,108)	(22,846)	(54,737)
Non-GAAP operating income	$63,682	$50,102	$123,304	$71,100

Per common share - assuming dilution:
Net income (loss)	$0.30	$0.18	$0.90	$(0.37)
Adjustments to arrive at non-GAAP operating income:
Anti-dilutive effect of net loss	—	—	—	0.01
Net realized investment (gains) losses, including OTTI	(0.02)	—	(0.04)	0.02
Change in fair value of derivatives and embedded derivatives - index annuities	0.64	0.64	0.76	1.81
Change in fair value of derivatives and embedded derivatives - debt	0.01	0.01	—	0.04
Income taxes	(0.22)	(0.23)	(0.25)	(0.65)
Non-GAAP operating income	$0.71	$0.60	$1.37	$0.86

(a)
Adjustments to net income (loss) to arrive at non-GAAP operating income are presented net of related adjustments to amortization of deferred sales inducements (DSI) and deferred policy acquisition costs (DAC) where applicable.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - June 30, 2017

NON-GAAP FINANCIAL MEASURES
Summary of Adjustments to Arrive at Non-GAAP Operating Income (Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2017	2016	2017	2016
	(Dollars in thousands)
Net realized investment gains and losses, including OTTI:
Net realized (gains) losses on investments, including OTTI	$(2,924)	$1,709	$(5,121)	$4,716
Amortization of DAC and DSI	1,365	(1,104)	1,620	(2,956)
Income taxes	554	(215)	1,246	(625)
	$(1,005)	$390	$(2,255)	$1,135
Change in fair value of derivatives and embedded derivatives:
Index annuities	$140,283	$112,740	$162,726	$316,324
Interest rate caps and swap	465	768	218	3,532
Amortization of DAC and DSI	(82,712)	(59,611)	(94,178)	(165,646)
Income taxes	(20,295)	(18,893)	(24,092)	(54,112)
	$37,741	$35,004	$44,674	$100,098

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - June 30, 2017

NON-GAAP FINANCIAL MEASURES
Quarterly Summary - Most Recent 5 Quarters (Unaudited)
Reconciliation from Net Income (Loss) to Non-GAAP Operating Income (Loss)

	Q2 2017	Q1 2017	Q4 2016	Q3 2016	Q2 2016
	(Dollars in thousands, except per share data)
Net income (loss)	$26,946	$53,939	$120,796	$(7,420)	$14,708
Adjustments to arrive at non-GAAP operating income (loss): (a)
Net realized investment (gains) losses, including OTTI	(1,559)	(1,942)	6,436	(1,008)	605
Change in fair value of derivatives and embedded derivatives - index annuities	57,571	10,977	(103,444)	9,400	53,129
Change in fair value of derivatives and embedded derivatives - debt	465	(247)	(3,748)	(1,049)	768
Litigation reserve	—	—	—	(1,957)	—
Income taxes	(19,741)	(3,105)	35,927	(2,689)	(19,108)
Non-GAAP operating income (loss) (b)(c)	$63,682	$59,622	$55,967	$(4,723)	$50,102

Per common share - assuming dilution:
Net income (loss)	$0.30	$0.60	$1.35	$(0.09)	$0.18
Adjustments to arrive at non-GAAP operating income (loss):
Anti-dilutive effect of net loss	—	—	—	—	—
Net realized investment (gains) losses, including OTTI	(0.02)	(0.02)	0.07	(0.01)	—
Change in fair value of derivatives and embedded derivatives - index annuities	0.64	0.12	(1.16)	0.11	0.64
Change in fair value of derivatives and embedded derivatives - debt	0.01	—	(0.04)	(0.01)	0.01
Litigation reserve	—	—	—	(0.02)	—
Income taxes	(0.22)	(0.04)	0.41	(0.03)	(0.23)
Non-GAAP operating income (loss) (b)(c)	$0.71	$0.66	$0.63	$(0.05)	$0.60

(a)
Adjustments to net income (loss) to arrive at non-GAAP operating income (loss) are presented net of related adjustments to amortization of deferred sales inducements and deferred policy acquisition costs where applicable.

(b)
Q3 2016 includes expense from unlocking which increased amortization of deferred sales inducements and deferred policy acquisition costs by $18.1 million and $21.5 million, respectively, and increased the non-GAAP operating loss and non-GAAP operating loss per common share- assuming dilution by $25.5 million and $0.29 per share, respectively.

(c)
Q3 2016 includes expense from the revision of assumptions used in determining reserves held for living income benefit riders. The impact increased interest sensitive and index product benefits by $42.0 million and increased the non-GAAP operating loss and non-GAAP operating loss per common share - assuming dilution by $27.1 million and $0.31 per share, respectively.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - June 30, 2017

NON-GAAP FINANCIAL MEASURES
Summary of Adjustments to Arrive at Non-GAAP Operating Income (Loss) (Unaudited)

	Q2 2017	Q1 2017	Q4 2016	Q3 2016	Q2 2016
	(Dollars in thousands)
Net realized gains on investments	$(3,873)	$(2,338)	$(844)	$(5,256)	$(2,737)
Net OTTI losses recognized in operations	949	141	9,560	2,979	4,446
Change in fair value of derivatives	(34,225)	(201,974)	(108,359)	(116,308)	(170,795)
Decrease in total revenues	(37,149)	(204,171)	(99,643)	(118,585)	(169,086)

Amortization of deferred sales inducements	34,550	5,459	(61,820)	8,934	28,027
Change in fair value of embedded derivatives	(174,973)	(224,170)	151,099	(144,404)	(284,303)
Amortization of deferred policy acquisition costs	46,797	5,752	(88,166)	8,670	32,688
Other operating costs and expenses	—	—	—	2,829	—
Increase (decrease) in total benefits and expenses	(93,626)	(212,959)	1,113	(123,971)	(223,588)
Increase (decrease) in income (loss) before income taxes	56,477	8,788	(100,756)	5,386	54,502
Increase (decrease) in income tax expense	19,741	3,105	(35,927)	2,689	19,108
Increase (decrease) in net income (loss)	$36,736	$5,683	$(64,829)	$2,697	$35,394

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - June 30, 2017

Capitalization/Book Value per Share

	(a) Pro-forma June 30, 2017	June 30, 2017	December 31, 2016
	(Dollars in thousands, except share and per share data)
Capitalization:
Notes and loan payable	$500,000	$900,000	$500,000
Subordinated debentures payable to subsidiary trusts	246,787	246,787	246,671
Total debt	746,787	1,146,787	746,671
Total stockholders’ equity	2,640,652	2,651,408	2,291,595
Total capitalization	3,387,439	3,798,195	3,038,266
Accumulated other comprehensive income (AOCI)	(610,122)	(610,122)	(339,966)
Total capitalization excluding AOCI (b)	$2,777,317	$3,188,073	$2,698,300

Total stockholders’ equity	$2,640,652	$2,651,408	$2,291,595
Accumulated other comprehensive income	(610,122)	(610,122)	(339,966)
Total stockholders’ equity excluding AOCI (b)	$2,030,530	$2,041,286	$1,951,629

Common shares outstanding (c)	88,756,072	88,756,072	88,016,188

Book Value per Share: (d)
Book value per share including AOCI	$29.75	$29.87	$26.04
Book value per share excluding AOCI (b)	$22.88	$23.00	$22.17

Debt-to-Capital Ratios: (e)
Senior debt / Total capitalization	18.0%	28.2%	18.5%
Adjusted debt / Total capitalization	18.0%	28.2%	18.5%

(a)
Pro-forma June 30, 2017 amounts include the impact of the redemption of $400 million of 6.625% senior unsecured notes in July 2017. The redemption resulted in a net decrease in notes and loan payable of $400 million and a net decrease in stockholders' equity of $10.8 million.

(b)
Total capitalization, total stockholders’ equity and book value per share excluding AOCI, non-GAAP financial measures, are based on stockholders’ equity excluding the effect of AOCI. Since AOCI fluctuates from quarter to quarter due to unrealized changes in the fair value of available for sale investments, we believe these non-GAAP financial measures provide useful supplemental information.

(c)	Common shares outstanding include shares held by the NMO Deferred Compensation Trust: 2017 - 15,058 shares; 2016 - 15,058 shares

(d)
Book value per share including and excluding AOCI is calculated as total stockholders’ equity and total stockholders’ equity excluding AOCI divided by the total number of shares of common stock outstanding.

(e)
Debt-to-capital ratios are computed using total capitalization excluding AOCI. Adjusted debt includes notes and loan payable and the portion of the total subordinated debentures payable to subsidiary trusts outstanding (qualifying trust preferred securities) that exceeds 15% of total capitalization excluding AOCI.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - June 30, 2017

Spread Results

	Three Months Ended June 30,		Six Months Ended June 30,
	2017	2016	2017	2016
Average yield on invested assets	4.45%	4.54%	4.46%	4.56%
Aggregate cost of money	1.73%	1.92%	1.75%	1.92%
Aggregate investment spread	2.72%	2.62%	2.71%	2.64%

Impact of:
Investment yield - additional prepayment income	0.07%	0.04%	0.07%	0.06%
Cost of money effect of over hedging	0.06%	—%	0.06%	—%

Weighted average investments (in thousands)	$44,379,879	$40,600,182	$43,966,404	$40,032,851
Weighted average investments include fixed maturity securities at amortized cost and equity securities at cost. The numerator for average yield on invested assets includes net investment income and the tax effect of investment income that is exempt from income taxes.
Summary of Cost of Money for Deferred Annuities

	Three Months Ended June 30,		Six Months Ended June 30,
	2017	2016	2017	2016
	(Dollars in thousands)
Included in interest sensitive and index product benefits:
Index credits	$371,623	$8,900	$693,503	$15,431
Interest credited	62,930	66,265	128,108	128,967
Included in change in fair value of derivatives:
Proceeds received at option expiration	(378,517)	(9,308)	(705,069)	(16,050)
Pro rata amortization of option cost	145,502	140,477	287,045	280,243
Cost of money for deferred annuities	$201,538	$206,334	$403,587	$408,591

Weighted average liability balance outstanding (in thousands)	$46,478,748	$43,080,446	$46,046,068	$42,482,613
Annuity Account Balance Rollforward

	Three Months Ended June 30,		Six Months Ended June 30,
	2017	2016	2017	2016
	(Dollars in thousands)
Account balances at beginning of period	$46,022,759	$42,519,915	$45,204,015	$41,249,647
Net deposits	1,060,638	1,497,701	2,063,147	3,126,454
Premium bonuses	62,848	88,533	128,092	196,207
Fixed interest credited and index credits	434,553	75,165	821,611	144,398
Surrender charges	(13,896)	(11,997)	(27,530)	(26,562)
Lifetime income benefit rider fees	(34,707)	(29,127)	(64,645)	(51,067)
Surrenders, withdrawals, deaths, etc.	(597,459)	(499,212)	(1,189,954)	(998,099)
Account balances at end of period	$46,934,736	$43,640,978	$46,934,736	$43,640,978

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - June 30, 2017

Annuity Deposits by Product Type

	Three Months Ended June 30,		Six Months Ended June 30,		Year Ended December 31,
Product Type	2017	2016	2017	2016	2016
	(Dollars in thousands)
American Equity:
Fixed index annuities	$953,560	$1,335,798	$1,894,727	$2,836,519	$5,114,178
Annual reset fixed rate annuities	20,870	15,866	35,713	32,571	64,317
Multi-year fixed rate annuities	7,541	250,644	13,934	407,154	450,474
Single premium immediate annuities	4,981	8,313	10,532	13,627	35,851
	986,952	1,610,621	1,954,906	3,289,871	5,664,820
Eagle Life:
Fixed index annuities	167,632	189,748	255,304	377,029	610,580
Multi-year fixed rate annuities	19,994	299,914	43,502	528,436	852,799
	187,626	489,662	298,806	905,465	1,463,379
Consolidated:
Fixed index annuities	1,121,192	1,525,546	2,150,031	3,213,548	5,724,758
Annual reset fixed rate annuities	20,870	15,866	35,713	32,571	64,317
Multi-year fixed rate annuities	27,535	550,558	57,436	935,590	1,303,273
Single premium immediate annuities	4,981	8,313	10,532	13,627	35,851
Total before coinsurance ceded	1,174,578	2,100,283	2,253,712	4,195,336	7,128,199
Coinsurance ceded	108,959	594,269	180,033	1,055,255	1,736,054
Net after coinsurance ceded	$1,065,619	$1,506,014	$2,073,679	$3,140,081	$5,392,145
Surrender Charge Protection and Account Values by Product Type
Annuity Surrender Charges and Net (of Coinsurance) Account Values at June 30, 2017:

	Surrender Charge			Net Account Value
Product Type	Avg. Years At Issue	Avg. Years Remaining	Avg. % Remaining	Dollars in Thousands	%

Fixed Index Annuities	13.7	8.6	13.7%	$44,862,666	95.6%
Annual Reset Fixed Rate Annuities	10.8	4.5	7.6%	1,413,840	3.0%
Multi-Year Fixed Rate Annuities	6.6	2.8	5.6%	658,230	1.4%
Total	13.5	8.4	13.4%	$46,934,736	100.0%

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - June 30, 2017

Annuity Liability Characteristics

	Fixed Annuities Account Value	Fixed Index Annuities Account Value
	(Dollars in thousands)
SURRENDER CHARGE PERCENTAGES:
No surrender charge	$776,306	$1,997,472
0.0% < 2.0%	15,634	439,160
2.0% < 3.0%	22,479	148,351
3.0% < 4.0%	48,427	238,727
4.0% < 5.0%	25,665	307,734
5.0% < 6.0%	41,615	548,771
6.0% < 7.0%	77,665	509,963
7.0% < 8.0%	61,227	798,906
8.0% < 9.0%	294,237	2,022,918
9.0% < 10.0%	111,133	2,018,539
10.0% or greater	597,682	35,832,125
	$2,072,070	$44,862,666

	Fixed and Fixed Index Annuities Account Value	Weighted Average Surrender Charge
	(Dollars in thousands)
SURRENDER CHARGE EXPIRATION BY YEAR:
Out of Surrender Charge	$2,773,778	0.00%
2017	345,326	1.70%
2018	685,196	3.12%
2019	519,387	4.67%
2020	869,827	6.73%
2021	1,370,402	8.24%
2022	1,995,361	9.71%
2023	4,768,348	11.49%
2024	5,272,350	12.83%
2025	5,948,642	13.12%
2026	4,971,546	14.27%
2027	3,539,309	15.94%
2028	2,383,133	17.77%
2029	2,991,504	18.35%
2030	2,746,139	18.74%
2031	3,109,518	19.24%
2032	1,936,793	19.72%
2033	681,377	19.98%
2034	26,800	20.00%
	$46,934,736	13.43%

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - June 30, 2017

Annuity Liability Characteristics

	Fixed Annuities Account Value	Fixed Index Annuities Account Value
	(Dollars in thousands)
CREDITED RATE VS. ULTIMATE MINIMUM GUARANTEED RATE DIFFERENTIAL:
No differential	$943,929	$1,660,924
› 0.0% - 0.25%	122,405	227,611
› 0.25% - 0.5%	240,327	37,818
› 0.5% - 1.0%	82,476	94,374
› 1.0% - 1.5%	12,364	1,166
› 1.5% - 2.0%	1,020	—
1.00% ultimate guarantee - 2.68% wtd avg interest rate (a)	414,297	145,018
1.50% ultimate guarantee - 1.25% wtd avg interest rate (a)	161,187	4,994,407
2.00% ultimate guarantee - 2.01% wtd avg interest rate (a)	94,065	—
2.25% ultimate guarantee - 2.06% wtd avg interest rate (a)	—	1,185,009
3.00% ultimate guarantee - 2.23% wtd avg interest rate (a)	—	2,261,240
Allocated to index strategies (see tables that follow)	—	34,255,099
	$2,072,070	$44,862,666

(a)	The minimum guaranteed interest rate for the fixed rate or the fixed rate strategy is 1.00%. The ultimate guaranteed rate is applied on less than 100% of the premium.
If all crediting rates were reduced to minimum guaranteed rates (subject to limitations imposed by ultimate minimum guaranteed rates where applicable) the weighted average crediting rate as of June 30, 2017 for fixed annuities and funds allocated to the fixed rate strategy for fixed index annuities would decrease by 0.21%.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - June 30, 2017

Annuity Liability Characteristics
FIXED INDEX ANNUITIES ACCOUNT VALUE - INDEX STRATEGIES

Annual Monthly Average and Point-to-Point with Caps
	Minimum Guaranteed Cap
	1%	3%	4%	7%	8% +
Current Cap	(Dollars in thousands)
At minimum	$1,984	$87,938	$2,506,123	$72,984	$212,806
1.75% - 3%	6,266,298	—	—	—	—
3% - 4%	1,712,766	30,942	—	—	—
4% - 5%	330,768	199,750	4,287,878	—	—
5% - 6%	412,295	147,708	447,860	—	—
6% - 7%	—	—	139	—	—
>= 7%	—	12,197	1,563	28,612	4,874

Annual Monthly Average and Point-to-Point with Participation Rates
	Minimum Guaranteed Participation Rate
	10%	20% - 25%	35%	50% +
Current Participation Rate	(Dollars in thousands)
At minimum	$499	$420,160	$127,856	$146,441
< 20%	509,839	—	—	—
20% - 40%	872,298	195,579	—	—
40% - 60%	694,264	116,847	82,808	—
>= 60%	9,957	—	—	—

S&P 500 Monthly Point-to-Point - Minimum Guaranteed Monthly Cap = 1.0%
(Dollars in thousands)
Current Cap
At minimum	$17,986
1.20% - 1.40%	6,225,844
1.45% - 1.70%	2,186,227
1.80% - 2.00%	2,674,906
>= 2.10%	375,494

Volatility Control Index
(Dollars in thousands)
Current Asset Fee
At Maximum	$—
0.75% - 1.75%	182,314
2.25% - 2.75%	954,485
3.00% - 4.00%	1,342,300
If all caps and participation rates were reduced to minimum caps and participation rates and current asset fees were increased to their maximums, the cost of options would decrease by 0.55% based upon prices of options for the week ended July 18, 2017.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - June 30, 2017

Summary of Invested Assets

	June 30, 2017		December 31, 2016
	Carrying Amount	Percent	Carrying Amount	Percent
	(Dollars in thousands)
Fixed maturity securities:
United States Government full faith and credit	$12,174	—%	$11,805	—%
United States Government sponsored agencies	1,340,839	2.8%	1,344,787	3.0%
United States municipalities, states and territories	4,137,714	8.6%	3,926,950	8.8%
Foreign government obligations	238,869	0.5%	236,341	0.5%
Corporate securities	29,364,002	61.3%	27,191,243	60.8%
Residential mortgage backed securities	1,181,850	2.5%	1,254,835	2.8%
Commercial mortgage backed securities	5,540,383	11.6%	5,365,235	12.0%
Other asset backed securities	2,154,885	4.5%	1,806,123	4.0%
Total fixed maturity securities	43,970,716	91.8%	41,137,319	91.9%
Mortgage loans on real estate	2,553,391	5.3%	2,480,956	5.5%
Derivative instruments	1,086,624	2.3%	830,519	1.9%
Other investments	314,421	0.6%	308,774	0.7%
	$47,925,152	100.0%	$44,757,568	100.0%
Credit Quality of Fixed Maturity Securities - June 30, 2017

NAIC Designation	Carrying Amount	Percent	Rating Agency Rating	Carrying Amount	Percent
	(Dollars in thousands)			(Dollars in thousands)
1	$28,144,706	64.0%	Aaa/Aa/A	$27,599,755	62.8%
2	14,499,548	33.0%	Baa	14,852,167	33.8%
3	1,207,810	2.7%	Ba	1,056,659	2.4%
4	89,144	0.2%	B	104,835	0.2%
5	20,698	0.1%	Caa	264,733	0.6%
6	8,810	—%	Ca and lower	92,567	0.2%
	$43,970,716	100.0%		$43,970,716	100.0%
Watch List Securities - June 30, 2017

General Description	Amortized Cost	Unrealized Gains (Losses)	Fair Value	Months Below Amortized Cost
	(Dollars in thousands)
Below investment grade
Corporate securities:
Energy	$29,058	$(6,217)	$22,841	1 - 50
Industrials	4,984	(2,640)	2,344	32
Materials	3,990	(17)	3,973	1
Telecommunications	2,100	(15)	2,085	36
Other asset backed securities:
Financials	6,347	(3,601)	2,746	49 - 75
	$46,479	$(12,490)	$33,989

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - June 30, 2017

Fixed Maturity Securities by Sector

	June 30, 2017		December 31, 2016
	Amortized Cost	Fair Value	Amortized Cost	Fair Value
	(Dollars in thousands)
Available for sale:
United States Government full faith and credit and sponsored agencies	$1,360,505	$1,353,013	$1,380,204	$1,356,592
United States municipalities, states and territories	3,777,760	4,137,714	3,626,395	3,926,950
Foreign government obligations	228,896	238,869	229,589	236,341
Corporate securities:
Capital goods	2,415,687	2,563,870	2,248,219	2,332,625
Consumer discretionary	5,654,572	5,949,363	5,485,150	5,643,308
Energy	2,499,456	2,559,966	2,439,809	2,453,649
Financials	5,895,865	6,215,210	5,377,810	5,552,349
Industrials	259,284	266,161	186,684	187,191
Information technology	1,821,775	1,914,089	1,718,190	1,759,229
Materials	1,822,469	1,905,130	1,767,460	1,797,013
Other	1,085,630	1,142,760	1,009,390	1,037,307
Telecommunications	1,542,402	1,618,262	1,472,094	1,507,943
Transportation	1,148,038	1,202,780	1,105,324	1,133,087
Utilities	3,668,242	3,949,474	3,523,083	3,710,711
Residential mortgage backed securities:
Government agency	613,757	662,314	648,752	693,805
Prime	283,687	295,209	323,878	338,761
Alt-A	149,300	177,927	166,557	193,018
Re-Remic	44,102	46,400	27,757	29,251
Commercial mortgage backed securities:
Government agency	558,475	568,539	559,850	560,726
Non-agency	4,961,292	4,971,844	4,862,405	4,804,509
Other asset backed securities:
Auto	291,922	293,553	240,297	237,678
Financials	981,966	988,740	865,235	866,203
Industrials	270,996	277,209	216,712	219,917
Military housing	442,840	468,240	339,186	351,903
Other	128,826	127,143	132,095	128,592
Utilities	—	—	1,830	1,830
Redeemable preferred stock - financials	—	6	—	6
	$41,907,744	$43,893,785	$39,953,955	$41,060,494
Held for investment:
Corporate security - financials	$76,931	$76,702	$76,825	$68,766

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - June 30, 2017

Mortgage Loans on Commercial Real Estate

	June 30, 2017		December 31, 2016
	Principal	Percent	Principal	Percent
	(Dollars in thousands)
Geographic distribution
East	$596,587	23.3%	$635,434	25.5%
Middle Atlantic	155,234	6.1%	151,640	6.1%
Mountain	302,764	11.8%	235,932	9.5%
New England	12,496	0.5%	12,724	0.5%
Pacific	423,086	16.5%	385,683	15.5%
South Atlantic	542,146	21.2%	519,065	20.8%
West North Central	311,126	12.1%	325,447	13.1%
West South Central	219,010	8.5%	224,694	9.0%
	$2,562,449	100.0%	$2,490,619	100.0%

Property type distribution
Office	$291,118	11.4%	$308,578	12.4%
Medical office	35,248	1.4%	50,780	2.1%
Retail	989,810	38.6%	886,942	35.6%
Industrial/Warehouse	691,630	27.0%	700,644	28.1%
Apartment	377,170	14.7%	375,837	15.1%
Mixed use/other	177,473	6.9%	167,838	6.7%
	$2,562,449	100.0%	$2,490,619	100.0%

	June 30, 2017	December 31, 2016
Credit exposure - by payment activity
Performing	$2,558,711	$2,489,028
In workout	1,516	1,591
Delinquent	—	—
Collateral dependent	2,222	—
	2,562,449	2,490,619
Specific loan loss allowance	(2,049)	(1,327)
General loan loss allowance	(5,800)	(7,100)
Deferred prepayment fees	(1,209)	(1,236)
	$2,553,391	$2,480,956

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - June 30, 2017

Shareholder Information
Corporate Offices:
American Equity Investment Life Holding Company
6000 Westown Parkway
West Des Moines, IA 50266
Inquiries:
Steven Schwartz, Vice President-Investor Relations
(515) 273-3763, sschwartz@american-equity.com
Common Stock and Dividend Information:
New York Stock Exchange symbol: “AEL”

	High	Low	Close	Dividend Declared
2017
First Quarter	$28.00	$21.66	$23.63	$0.00
Second Quarter	$26.65	$22.23	$26.28	$0.00

2016
First Quarter	$23.65	$12.65	$16.80	$0.00
Second Quarter	$16.96	$12.77	$14.25	$0.00
Third Quarter	$18.32	$13.07	$17.73	$0.00
Fourth Quarter	$23.41	$15.39	$22.54	$0.24

2015
First Quarter	$29.62	$25.46	$29.13	$0.00
Second Quarter	$29.90	$25.06	$26.98	$0.00
Third Quarter	$30.02	$22.36	$23.31	$0.00
Fourth Quarter	$28.30	$22.55	$24.03	$0.22
Transfer Agent:
Computershare Trust Company, N.A.
P.O. Box 43010
Providence, RI 02940-0310
Phone: (877) 282-1169
Fax: (781) 575-2723
www.computershare.com
Annual Report and Other Information:
Shareholders may receive when available, without charge, a copy of American Equity’s Annual Report, SEC filings and/or press releases by calling Steven Schwartz, Vice President-Investor Relations, at (515) 273-3763 or by visiting our web site at www.american-equity.com.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - June 30, 2017

Research Analyst Coverage
Erik Bass
Autonomous Research US LP
(646) 561-6248
ebass@autonomous.com
Suneet Kamath
Citi
(212) 816-3457
suneet.kamath@citi.com
John Nadel
Credit Suisse
(212) 325-4016
john.nadel@credit-suisse.com
Thomas Gallagher
Evercore ISI
(212) 446-9439
thomas.gallagher@evercoreisi.com
Randy Binner
Friedman, Billings, Ramsey & Co., Inc.
(703) 312-1890
rbinner@fbr.com
Pablo Singzon II
JP Morgan
(212) 622-2295
pablo.s.singzon@jpmorgan.com
Ryan Krueger
Keefe, Bruyette & Woods
(860) 722-5930
rkrueger@kbw.com
C. Gregory Peters
Raymond James & Associates, Inc.
(727) 567-1534
greg.peters@raymondjames.com
Kenneth S. Lee
RBC Capital Markets, LLC
(212) 905-5995
kenneth.s.lee@rbccm.com
John Barnidge
Sandler O'Neill & Partners, L.P.
(312) 281-3412
jbarnidge@sandleroneill.com
Mark Hughes
SunTrust Robinson Humphrey
(404) 926-5072
mark.hughes@suntrust.com